Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

Strive U.S. Technology ETF
(a series of EA Series Trust)
Ticker Symbol: STXT

July 19, 2023

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information
all dated October 3, 2022

Effective immediately, the Board of Trustees of the EA Series Trust has approved the dissolution of the Strive U.S. Technology ETF. If you have any questions regarding this Supplement, please call (215) 882-9983.

In addition, all references to Strive U.S. Semiconductor ETF (SHOC) in the current prospectus and statement of additional are not impacted by this Supplement. SHOC is available for trading. If you have any questions regarding SHOC, please call (215) 882-9983.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.